UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2004

QUEST SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

California	000-26937	33-0231678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Irvine Center Drive, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 754-8000

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events

On July 6, 2004, Quest Software, Inc. (“Quest”) issued a press release announcing that the U.S. District Court for the Northern District of Illinois had determined to grant a motion previously filed by Computer Associates International, Inc. seeking to enjoin Quest from using, selling, licensing, distributing and/or marketing Quest Central for DB2, upon submission of an appropriate draft order and resolution of bond issues.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press Release issued by Quest Software, Inc. on July 6, 2004

Item 12. Results of Operations and Financial Condition

On July 6, 2004, Quest issued a press release announcing preliminary financial results for the second quarter of 2004. This press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in Item 12 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless Quest specifically incorporates the foregoing information into those documents by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST SOFTWARE, INC.
Date: July 8, 2004

	By:	/s/ J. Michael Vaughn
J. Michael Vaughn,
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release issued by Quest Software, Inc. on July 6, 2004

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